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                             [LOGO] Novoste/TM/

                NUMBER                                  SHARES

                              NOVOSTE CORPORATION


INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
  OF THE STATE OF FLORIDA                          CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT                                CUSIP 670100 10 0

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                     OF THE PAR VALUE OF $.01 PER SHARE OF

- ----------------------------NOVOSTE CORPORATION--------------------------------

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    Dated:

/s/ Cheryl R. Johnson      [NOVOSTE CORPORATION SEAL]   /s/ Thomas D. Weldon

                 SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED
    AMERICAN STOCK TRANSFER & TRUST COMPANY
             (NEW YORK)     TRANSFER AGENT
                            AND REGISTRAR
by                     AUTHORIZED SIGNATURE

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   The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series thereof (and the authority of the Board of Directors to determine variations for future series). Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common      UNIF GIFT MIN ACT--_______Custodian_________
TEN ENT--as tenants by the                            (Class)         (Minor)
         entireties                                   under Uniform Gifts to
IT TEN--as joint tenants with                         Minors Act_____________
        right of survivorship and                                  (State)
        not as tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________

______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

                                     ----------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


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AMERICAN BANKNOTE COMPANY               PRODUCTION COORDINATOR-TRICIA O'CONNOR
      660 S AIR MILL ROAD                215-030-2190 PROOF OF MAY 13, 1996
      HORSHAM, PA 18044                               NOVOSTE
        215-857-3400                                  H 4391 bk
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SALESPERSON:     R JOHNS 212-682-9200          Opr  eg/h/c/eg      REV 2
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/home/ed/progress/home13/Novoste49691                /net/banknote/home13/N
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